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                                                                    EXHIBIT 10.5


                                                                  EXECUTION COPY

                          THE WILLIAMS COMPANIES, INC.
                                  L/C AGREEMENT

                                    AMENDMENT
                           Dated as of March 28, 2003

                  This AMENDMENT, dated as of March 28, 2003 (this 'Agreement"), under the Amended and Restated Credit Agreement dated as of October 31, 2002, as modified by the Consent and Waiver dated as of January 22, 2003 (such agreement, as amended or otherwise modified, being referred to herein as the "L/C Agreement"), among The Williams Companies, Inc., a Delaware corporation (the "Borrower"), Citicorp USA, Inc., as agent and collateral agent (the "Agent"), Bank of America NA. as Syndication Agent, Citibank, N.A., Bank of America N.A. and The Bank of Nova Scotia as issuing banks and the various lenders and other Persons from time to time party thereto (collectively, the "Banks"). Capitalized terms used without definition in this Agreement shall have the meanings provided in the L/C Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower intends to consummate those certain asset dispositions as described on Schedule 1 attached hereto (the "Asset Dispositions")

                  WHEREAS, the Borrower has requested that the Banks agree to
(i) amend the L/C Agreement to permit the Asset Dispositions and provide certain amendments to the L/C Agreement in connection with the Asset Dispositions and
(ii) amend the requirements of the L/C Agreement with respect to the security interest to be granted in the Refinery located in Alaska on the terms and conditions as set forth herein (the "Alaska Security Interest");

                  WHEREAS, the Banks are willing to grant the requests of the Borrowers and agree to provide certain amendments to the L/C Agreement as hereinafter set forth;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

                  SECTION 1. Amendment of L/C Agreement. Subject to the occurrence of the Effective Date, the L/C Agreement is amended as follows:

                  (i) Section 1.1 of the LIC Agreement is hereby amended by inserting the following definition in proper alphabetical order:

                           '''Amendment Asset Disposition' means those asset dispositions described in items 19 through 26 in
                           Schedule XIV hereto."

                  (ii)     Section 2.3(b) of the L/C Agreement is hereby amended
         by:

                  (a) inserting the words "any Amendment Asset Disposition," after the words in the

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parenthetical of clause (iii) thereof "(other than the Refineries in Alaska and
Memphis and the assets related thereto,"; and

         (b) deleting the word "or" at the beginning of clause (iv) thereof; inserting the word "of' at the end of clause (iv) thereof and by adding to the end thereof a new clause (v):

                  "(v) any Amendment Asset Disposition";

         (iii) Section 2.3(b)(B) of the LIC Agreement is hereby amended by deleting the word "and" at the end of clause (3) thereof, inserting the word "and" at the end of clause (4) thereof and by adding to the end thereof a new clause (5):

                  "(5) 70% of any Net Cash Proceeds arising from an asset disposition referred to in clause (v) above shall be held in the Collateral Account (as defined in the Collateral Trust Agreement) by the Collateral Trustee as Collateral Account Collateral (as defined in the Collateral Trust Agreement), and the balance of the Net Cash Proceeds from such Asset Dispositions shall be retained by the Borrower or its Subsidiaries. Notwithstanding anything in the Collateral Trust Agreement or this Agreement to the contrary, the Borrower shall not be permitted deliver a Release Notice (as defined in the Collateral Trust Agreement) with respect to the release of any Net Cash Proceeds deposited into the Collateral Account pursuant to this clause (B)(5) without obtaining the prior written consent of all of the Banks.";

         (iv) Section 5 .2(b)(i) of the L/C Agreement is deleted in its entirety and replaced with the following new Section 5.2(b)(i):

                  "(i) In the case of the Borrower, permit the ratio of (A) the aggregate amount of Consolidated Debt of the Borrower and its Consolidated Subsidiaries to (B) the sum of the Consolidated Net Worth of the Borrower plus the aggregate amount of Consolidated Debt of the Borrower and its Consolidated Subsidiaries to exceed at any time (x) on or before December 30, 2002, 0.70 to 1.00, (y) after December 30, 2002 and on or before June 30, 2003, 0.68 to 1.00 and (z) after June 30, 2003, 0.65 to 1.00.";

         (v)      Schedule XIV of the L/C Agreement is amended by inserting
Schedule 1 hereto in proper numerical order after item 17 therein; and

         (vi) Section 5.1(e) of the L/C Agreement, is amended with respect to the Refinery (and the assets related thereto) in Alaska to limit Borrower's obligation to cause an Acceptable Security Interest to be granted thereover to:
(a) Liens already granted and (b) Liens covering the Alaska refinery facility operated by Williams Alaska Petroleum, Inc. in North Pole, Alaska including the land leased from The State of Alaska, Department of Natural Resources, Division of Mining, Lands & Water, Northern Regional Office ("DNR") pursuant to that certain lease agreement #ADL50824 between The State of Alaska, Department of Natural Resources, Division of Lands (predecessor-in- interest to the DNR) and the Energy Company of Alaska (predecessor- in-interest to Williams Alaska Petroleum, Inc.), dated October 22, 1970, as amended by that certain Amendment to Lease Agreement #ADL50824 by the DNR, dated December 1, 1998, and as may otherwise be amended, modified or replaced. Except as is expressly noted in the preceding sentence, the terms and conditions set out in Section 5.1(e) of the L/C Agreement shall remain in full force and effect.

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                  SECTION 2. Conditions to Effectiveness. The provisions of
Section 1 of this Agreement shall become effective as of the date first above written (the "Effective Date") when, and only when, the Agent shall have received confirmation of each of the following, each in form and substance satisfactory to the Agent:

                  (i) Execution of Counterparts. The Agent shall have received counterparts of this Agreement duly executed by each of the Borrower and the Banks party hereto. For the avoidance of doubt, subject to the satisfaction of the other conditions in this Section 3, receipt by the Agent of executed counterparts of this Agreement by (a) the Majority Banks, for Section 1 (iv) and (vi) of this Agreement and the TGT Asset Disposition (as defined in Schedule 1 hereto) and (b) all Banks for Section 1 (i) through (iii) and (v) (except with regard to the TGT Asset Disposition) shall be sufficient consent in accordance with the provisions of Section 9.1 of the L/C Agreement.

                  (ii) Payment of Fees and Expenses. The Agent shall have determined that an amendment fee of 0.125% of the Commitment of each approving Majority Bank hereto that delivers a duly executed counterpart of this Agreement by no later than 5:00 pm (New York time) March 28, 2003, and all agency, trustee, custodial, filing service, legal and other fees and disbursements incurred and invoiced through the day immediately prior to the Effective Date, including all fees of the Collateral Trustee and the Agent and their respective counsel, shall have been paid in full by the Borrower.

                  (iii) No Default. No Default shall have occurred and be continuing, other than a Default that shall be cured by the effectiveness hereof.

                  SECTION 3. Confirmation of Representations and Warranties. The Borrower hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the LIC Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Agreement, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

                  SECTION 4. Reference to and Effect on the Transaction Documents. (a) On and after the effectiveness of this Agreement, each reference in the L/C Agreement to "hereunder", "hereof' or words of like import referring to the L/C Agreement, and each reference in the other transaction documents to the "L/C Agreement", "thereunder ", "thereof' or words of like import referring to the L/C Agreement, shall mean and be a reference to the L/C Agreement as modified by this Agreement.

                  (b) On and after the TGT Asset Disposition, (i) each reference in any provision, schedule or exhibit in the L/C Agreement to "TGT" and "Texas Gas Transmission Corporation" shall be removed therefrom and (ii) any provision, schedule or exhibit in the L/C Agreement, to the extent such provision, schedule or exhibit, applies or relates to "TGT" or "Texas Gas Transmission Corporation", shall be of no applicability or effect.

                  (c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the transaction documents, nor constitute a waiver of any provision of any of the transaction documents.

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                  SECTION 5. Execution in Counterparts. This Agreement may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the L/C Agreement, as if this were a part of the L/C Agreement.

                  SECTION 7. Entire Agreement: Modification. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof; there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

              [The rest of this page is intentionally left blank.]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                      CITICORP USA, INC., as Agent, Collateral Agent and Bank

                      By: /s/ Todd J. Mogil
                          ------------------------------------------------------
                      Name:   Todd J. Mogil
                      Title:  Vice President

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                      CITIBANK, N.A., as Issuing Bank

                      By: /s/ Todd J. Mogil
                          ------------------------------------------------------
                      Name:   Todd J. Mogil
                      Title:  Attorney-in-Fact

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                      BANK OF AMERICA N.A., as Issuing Bank and Bank

                      By: /s/ Claire M. Liu
                          ------------------------------------------------------
                      Name:   Claire M. Liu
                      Title:  Managing Director

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                      JPMORGAN CHASE BANK, as Bank

                      By: /s/ Robert W. Traband
                          ------------------------------------------------------
                      Name:   Robert W. Traband
                      Title:  Vice President

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                      TORONTO DOMINION (TEXAS), INC., as Bank

                      By: /s/ Jill Hall
                          ------------------------------------------------------
                      Name    Jill Hall
                      Title:  Vice President

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                      CREDIT LYONNAIS NEW YORK BRANCH, as Bank

                      By: /s/ Olivier Audemard
                          ------------------------------------------------------
                      Name:   Olivier Audemard
                      Title:  Senior Vice President

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                      THE BANK OF NOVA SCOTIA, as Bank only and not as
                      Issuing Bank or Canadian Issuing Bank

                      By: /s/ M. D. Smith
                          ------------------------------------------------------
                      Name:   M. D. Smith
                      Title:  Agent

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                      MERRILL LYNCH CAPITAL CORP., as Bank

                      By: /s/ Carol J. E. Feeley
                          ------------------------------------------------------
                      Name:   Carol J. E. Feeley
                      Title:  Vice President
                              Merrill Lynch Capital Corp.

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                      LEHMAN COMMERCIAL PAPER INC., as Bank

                      By: /s/ Suzanne Flynn
                          ------------------------------------------------------
                      Name:   Suzanne Flynn
                      Title:  Authorized Signatory

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Acknowledged and Agreed:

THE WILLIAMS COMPANIES, INC.

By: /s/ James G. Ivey
    -----------------------
Name:   James G. Ivey
Title:  Treasurer

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                                   SCHEDULE 1

                               ASSET DISPOSITIONS

18. Texas Gas Transmission Corporation

    - Equity Interests and assets of Texas Gas Transmission Corporation (the '(degree)I'GT Asset Disposition')

19. MLP (Collateral)

    - Equity Interests and assets of Williams GP LLC, WEG GP, LLC and the MLP including, notwithstanding item 16 of Schedule XIV, the Class B Units in the MLP

20. Liquid Pipelines (Collateral)

    - Equity Interests and assets of Rio Grande Pipeline Company

    - Equity Interests and assets of West Texas LPG Pipeline Limited Partnership

    - Equity Interests and assets of Tri-States NGL Pipeline, L.L.C.

    - Equity interests and assets of WILPRISE Pipeline Company, L.L.C.

21. North High Island Package (Collateral) Black Marlin Pipeline System

    - Equity Interests and assets of Black Marlin Pipeline Company

    - High Island A- 5 Gathering Lateral

      North High Island

    - High Island 199 Gathering Lateral

    - High Island 169 to 109 Gathering Lateral and the platform at High Island
      157

    - HI-BOL Pipeline extending approximately from HI-Block A-22 to HI-Block 98

    - West Cameron 61 Gathering Lateral

      Cameron Meadows and Station 44

    - Cameron Meadows and Johnson Bayou Gas Processing Plants and Separation and Dehydration Facilities at Station 44

22. All rights and related interest owned by the Borrower or any Subsidiary of Borrower in the Vermillion Gas Processing Plant (Collateral)

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23. All of the assets of and related interests owned by the Borrower or any
     Subsidiary of the Borrower in the Sulphur Mines Storage Facilities in Calcasieu Parish, Louisiana, including, without limitation, contracts related to these assets between Williams Midstream Natural Gas Liquids, Inc. and various third parties. (Collateral)

24. All rights to, and related interests owned by the Borrower or any Subsidiary of the Borrower in the contracts related to the Geismar, Louisiana olefins facility and pipelines, including, without limitation, contracts related to these assets between EMT, Williams Midstream Natural Gas Liquids, Inc. and Williams Midstream Marketing & Risk Management, respectively and individually, and various third parties, and all rights to and related interests owned by the Borrower or any Subsidiary of the Borrower in the contracts related to olefins storage in Mont Belvieu, Texas, including, without limitation, contracts related to these assets between EMT and various third parties. (Collateral)

25. All of the assets of Wiljet, L.L.C. and all of the Equity Interests of Wiljet, L.L.C. owned by the Borrower or any Subsidiary of the Borrower and all of the Borrower's and Subsidiaries' of the Borrower interest in and assets related to the 57 North ~ Avenue, Phoenix, Arizona 85043 terminal located in Phoenix and commonly known as the "57th Avenue Terminal" currently leased to Wiljet, L.L.C. (Collateral)

26. All assets related to the Borrower's or its Subsidiaries' domestic crude oil gathering, blending and marketing business (the "Gathering and Marketing Business"), including, without limitation, all rights to and related interests owned by the Borrower or a Subsidiary in the Terrebonne (a.k.a. Bayou Black) Pipeline and all contracts related to the Gathering and Marketing Business. (Collateral)